UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/16

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2016

Dreyfus Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Income, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus Municipal Income, Inc. achieved a total return of 5.20% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.285 per share, which reflects a distribution rate of 5.88%.2

Municipal bonds produced solidly positive total returns over the reporting period amid robust demand for competitive levels of after-tax income. The fund benefited from its long average duration and emphasis on income-oriented securities with investment-grade credit ratings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations and invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity, and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Flight to Safety Supported Municipal Bonds

Despite a moderate-but-sustained U.S. economic recovery, persistent slowdowns in overseas markets and declining commodity prices made investors more cautious over the reporting period. Investors generally turned away from riskier assets and toward high-quality securities, especially bonds with competitive after-tax income profiles. Longer term securities fared particularly well amid falling long-term interest rates.

Supply-and-demand influences in the municipal bond market also proved favorable. New issuance volumes increased over much of 2015 when issuers rushed to refinance existing debt before a rate hike from the Federal Reserve Board, but the supply of newly issued securities moderated during the first quarter of 2016 while investor demand remained steady.

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states. Pockets of fiscal instability in Puerto Rico, Illinois, Chicago, and New Jersey had little impact on the national market.

Higher Yielding Holdings Bolstered Relative Results

The fund’s strong performance was supported by its focus on municipal bonds with longer term maturities, which enabled it to participate more fully in the benefits of falling long-term interest rates and narrowing yield differences along the market’s maturity range.

The fund also achieved strong results through overweighted positions in higher yielding revenue bonds and underweighted exposure to general obligation and escrowed bonds. Results were especially robust among lower rated bonds backed by industrial development projects and the states’ settlement of litigation with U.S. tobacco companies. The fund further benefited from lack of direct exposure to uninsured municipal bonds from Puerto Rico, as well as our decision to eliminate its positions in general obligation bonds from the city of Chicago and the state of Illinois. The fund’s leveraging strategy proved effective over the reporting period, helping to magnify its positive returns.

Although disappointments during the reporting period proved to be relatively mild, the fund’s holdings of higher quality, lower yielding municipal bonds—including those backed by essential municipal services such as sewer systems, waterworks, and public utilities—lagged market averages.

Maintaining a Focus on Income

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but we are aware of the potential risks posed by political uncertainty and rising interest rates. As of the reporting period’s end, municipal bonds continued to offer competitive yields compared to U.S. Treasury securities. While we expect one or more additional rate hikes over the remainder of 2016, they likely will be modest and gradual.

Therefore, we have retained the fund’s focus on longer term maturities, which is intended to capture higher levels of current income. We also have maintained underweighted exposure to general obligation bonds and relatively heavy positions in higher yielding revenue-backed bonds, including municipal securities with credit ratings toward the lower end of the investment-grade range.

April 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

STATEMENT OF INVESTMENTS

March 31, 2016 (Unaudited)

Long-Term Municipal Investments - 145.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 3.0%
Jefferson County, Sewer Revenue Warrants	0/7.75	10/1/46	4,000,000	[a]	2,963,840
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	2,500,000		3,106,200
				6,070,040
Arizona - 7.7%
Barclays Capital Municipal Trust Receipts (Series 21 W), (Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue) Recourse	5.00	1/1/38	9,998,763	[b,c]	10,606,063
Pima County Industrial Development Authority, Education Revenue (American Charter Schools Foundation Project)	5.63	7/1/38	750,000		724,553
Pinal County Electrical District Number 4, Electric System Revenue (Prerefunded)	6.00	12/1/18	1,300,000	[d]	1,475,149
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/37	2,190,000		2,685,904
				15,491,669
California - 22.0%
California, GO (Various Purpose)	5.75	4/1/31	3,950,000		4,517,062
California, GO (Various Purpose)	6.00	3/1/33	1,250,000		1,485,750
California, GO (Various Purpose)	6.50	4/1/33	3,000,000		3,500,040
California, GO (Various Purpose)	6.00	11/1/35	2,500,000		2,944,700
JPMorgan Chase Putters/Drivers Trust (Series 3869), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.25	5/15/18	10,000,000	[b,c]	11,654,900
JPMorgan Chase Putters/Drivers Trust (Series 4414), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.00	5/15/21	4,000,000	[b,c]	4,550,680
JPMorgan Chase Putters/Drivers Trust (Series 4421), (The Regents of the University of California, General Revenue) Non-recourse	5.00	5/15/21	3,750,000	[b,c]	4,403,475
Sacramento County, Airport System Subordinate and Passenger Facility Charges Grant Revenue	6.00	7/1/35	2,250,000		2,487,397

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 22.0% (continued)
Santa Ana Community Redevelopment Agency, Tax Allocation Revenue (Merged Project Area)	6.75	9/1/28	3,000,000		3,661,710
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	5.00	6/1/37	3,500,000		3,472,665
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project)	5.88	1/1/29	1,500,000		1,703,100
				44,381,479
Colorado - 6.6%
Colorado Educational and Cultural Facilities Authority, Charter School Revenue (American Academy Project) (Prerefunded)	8.00	12/1/18	1,500,000	[d]	1,801,830
E-470 Public Highway Authority, Senior Revenue	5.25	9/1/25	1,000,000		1,129,780
E-470 Public Highway Authority, Senior Revenue	5.38	9/1/26	1,000,000		1,130,440
JPMorgan Chase Putters/Drivers Trust (Series 4386), (Board of Governors of the Colorado State University, System Enterprise Revenue) Non-recourse	5.00	3/1/20	2,550,000	[b,c]	2,927,272
RIB Floater Trust (Barclays Bank PLC) (Series 25 U-1), (Colorado Springs, Utilities System Improvement Revenue) Recourse	5.00	11/15/43	4,000,000	[b,c]	4,662,800
University of Colorado Regents, University Enterprise Revenue (Prerefunded)	5.38	6/1/19	1,500,000	[d]	1,709,505
				13,361,627
District of Columbia - 4.2%
RIB Floater Trust (Barclays Bank PLC) (Series 15 U), (District of Columbia, Income Tax Secured Revenue) Recourse	5.00	12/1/35	6,999,163	[b,c]	8,399,618
Florida - 8.2%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	2,000,000		2,463,160
Davie, Educational Facilities Revenue (Nova Southeastern University Project)	5.63	4/1/43	1,000,000		1,155,070
Greater Orlando Aviation Authority, Airport Facilities Revenue	6.25	10/1/20	3,980,000		4,634,432
Halifax Hospital Medical Center, HR	4.00	6/1/41	1,000,000		1,027,410
Mid-Bay Bridge Authority, Springing Lien Revenue (Prerefunded)	7.25	10/1/21	2,500,000	[d]	3,280,100

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Florida - 8.2% (continued)
Saint Johns County Industrial Development Authority, Revenue (Presbyterian Retirement Communities Project)	5.88	8/1/40	2,500,000	2,788,300
South Lake County Hospital District, Revenue (South Lake Hospital, Inc.)	6.25	4/1/39	1,000,000	1,128,300
				16,476,772
Georgia - 2.6%
Atlanta, Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	3,000,000	[d] 3,535,350
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/40	1,500,000	1,786,815
				5,322,165
Hawaii - 1.3%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	2,400,000	2,723,904
Illinois - 8.9%
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	5.63	1/1/35	1,000,000	1,159,020
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/39	1,100,000	1,200,837
Chicago, Second Lien Water Revenue	5.00	11/1/28	1,000,000	1,128,790
Chicago, Second Lien Water Revenue	5.00	11/1/29	1,500,000	1,685,235
Chicago, Second Lien Water Revenue (Insured; AMBAC)	5.00	11/1/32	2,000,000	2,017,000
JPMorgan Chase Putters/Drivers Trust (Series 4360), (Greater Chicago Metropolitan Water Reclamation District, GO Capital Improvement Bonds) Non-recourse	5.00	12/1/19	2,500,000	[b,c] 2,863,050
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	1,500,000	1,644,030
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000	2,709,550
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	2,000,000	2,397,840
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue	5.13	4/1/36	1,000,000	1,115,190
				17,920,542

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Iowa - 1.1%
Iowa Student Loan Liquidity Corporation, Student Loan Revenue	5.75	12/1/28	2,020,000	2,165,319
Louisiana - 1.3%
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.13	7/1/29	1,000,000	1,146,490
Louisiana Public Facilities Authority, Revenue (Entergy Louisiana, LLC Project)	3.50	6/1/30	1,500,000	1,525,500
				2,671,990
Maine - .7%
Maine Health and Higher Educational Facilities Authority, Revenue (Maine General Medical Center Issue)	7.50	7/1/32	1,250,000	1,498,413
Maryland - 3.1%
JPMorgan Chase Putters/Drivers Trust (Series 4422), (Mayor and City Council of Baltimore, Project Revenue (Water Projects)) Non-recourse	5.00	7/1/21	2,000,000	[b,c] 2,306,810
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.75	6/1/35	1,000,000	1,095,090
Maryland Economic Development Corporation, PCR (Potomac Electric Project)	6.20	9/1/22	2,500,000	2,865,250
				6,267,150
Massachusetts - 5.2%
JPMorgan Chase Putters/Drivers Trust (Series 4395), (University of Massachusetts Building Authority, Project and Refunding Revenue) Non-recourse	5.00	5/1/21	3,698,335	[b,c] 4,182,221
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	7.25	1/1/32	1,500,000	1,814,550
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.25	7/1/29	2,075,000	2,284,243
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	2,000,000	2,291,960
				10,572,974
Michigan - 6.5%
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/31	1,500,000	1,656,930
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/36	3,000,000	3,267,990
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/45	2,500,000	2,894,850

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Michigan - 6.5% (continued)
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	500,000	564,780
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	1,800,000	1,793,682
Royal Oak Hospital Finance Authority, HR (William Beaumont Hospital Obligated Group) (Prerefunded)	8.00	9/1/18	2,500,000	[d] 2,929,150
				13,107,382
Minnesota - 2.4%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.75	11/15/18	3,000,000	[d] 3,458,640
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/44	1,200,000	1,363,260
				4,821,900
Mississippi - 2.4%
Mississippi Business Finance Corporation, PCR (System Energy Resources, Inc. Project)	5.88	4/1/22	2,535,000	2,616,500
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Project)	5.38	12/1/35	2,000,000	2,230,300
				4,846,800
Missouri - 1.1%
Missouri Health and Educational Facilities Authority, Senior Living Facilities Revenue (Lutheran Senior Services Projects)	5.00	2/1/46	2,000,000	2,208,260
New Jersey - 4.6%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/40	1,250,000	1,357,225
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.70	10/1/39	2,000,000	2,261,280
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/30	1,945,000	2,094,940
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue	5.25	6/15/33	1,000,000	1,099,450

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 4.6% (continued)
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	2,500,000		2,499,350
				9,312,245
New Mexico - 1.7%
Farmington, PCR (Public Service Company of New Mexico San Juan Project)	5.90	6/1/40	3,000,000		3,412,590
New York - 11.3%
Barclays Capital Municipal Trust Receipts (Series 11 B), (New York City Transitional Finance Authority, Future Tax Secured Revenue) Recourse	5.00	5/1/30	7,996,797	[b,c]	8,928,477
New York City Educational Construction Fund, Revenue	6.50	4/1/28	1,500,000		1,859,985
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,435,000		1,668,374
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	1,500,000		1,774,095
RIB Floater Trust (Barclays Bank PLC) (Series 16 U), (New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue) Recourse	5.00	6/15/44	7,400,000	[b,c]	8,575,046
				22,805,977
North Carolina - 2.7%
Barclays Capital Municipal Trust Receipts (Series 31 W), (North Carolina Medical Care Commission, Health Care Facilities Revenue (Duke University Health System)) Recourse	5.00	6/1/42	5,000,000	[b,c]	5,508,200
Ohio - 1.2%
Butler County, Hospital Facilities Revenue (UC Health)	5.50	11/1/40	1,500,000		1,755,705
Ohio Air Quality Development Authority, Air Quality Revenue (Ohio Valley Electric Corporation Project)	5.63	10/1/19	600,000		668,754
				2,424,459
Pennsylvania - 3.3%
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/42	1,000,000		1,082,890

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 3.3% (continued)
JPMorgan Chase Putters/Drivers Trust (Series 3916), (Geisinger Authority, Health System Revenue (Geisinger Health System)) Non-recourse	5.13	6/1/35	2,000,000	[b,c]	2,226,240
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/36	1,000,000		1,167,620
Philadelphia, GO	6.50	8/1/41	1,750,000		2,093,962
				6,570,712
South Carolina - 7.0%
JPMorgan Chase Putters/Drivers Trust (Series 4379), (South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)) Non-recourse	5.13	6/1/37	4,800,000	[b,c]	5,512,560
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper) (Prerefunded)	5.50	1/1/19	2,760,000	[d]	3,106,877
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper) (Prerefunded)	5.50	1/1/19	240,000	[d]	270,163
Tobacco Settlement Revenue Management Authority of South Carolina, Tobacco Settlement Asset-Backed Bonds (Escrowed to Maturity)	6.38	5/15/30	3,750,000		5,297,925
				14,187,525
Tennessee - 1.1%
JPMorgan Chase Putters/Drivers Trust (Series 4416), (Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue) Non-recourse	5.00	7/1/21	2,000,000	[b,c]	2,292,460
Texas - 14.3%
Barclays Capital Municipal Trust Receipts (Series 39 W), (Texas A&M University System Board of Regents, Financing System Revenue) Recourse	5.00	5/15/39	5,000,000	[b,c]	5,667,900
Clifton Higher Education Finance Corporation, Revenue (Uplift Education)	4.25	12/1/34	1,000,000		1,022,820
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.00	11/15/52	4,000,000	[e]	748,760
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/25	1,300,000		1,483,339
JPMorgan Chase Putters/Drivers Trust (Series 4356), (San Antonio, Electric and Gas Systems Junior Lien Revenue) Non-recourse	5.00	2/1/21	6,300,000	[b,c]	7,097,895

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 14.3% (continued)
La Vernia Higher Education Finance Corporation, Education Revenue (Knowledge is Power Program, Inc.) (Prerefunded)	6.25	8/15/19	2,250,000	[d]	2,640,510
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	5.00	5/15/45	2,500,000		2,834,450
Lubbock Educational Facilities Authority, Improvement Revenue (Lubbock Christian University)	5.25	11/1/37	1,500,000		1,547,175
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	5.13	12/1/42	2,000,000		2,124,200
North Texas Tollway Authority, First Tier System Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/40	895,000		963,673
North Texas Tollway Authority, Second Tier System Revenue (Prerefunded)	5.75	1/1/18	1,000,000	[d]	1,086,660
San Antonio, General Improvement GO	5.00	2/1/21	1,325,000		1,565,382
				28,782,764
Washington - 4.2%
Barclays Capital Municipal Trust Receipts (Series 27 B), (King County, Sewer Revenue) Recourse	5.00	1/1/29	2,999,037	[b,c]	3,499,452
Washington Health Care Facilities Authority, Mortgage Revenue (Highline Medical Center) (Collateralized; FHA) (Prerefunded)	6.25	8/1/18	2,990,000	[d]	3,363,421
Washington Health Care Facilities Authority, Revenue (Catholic Health Initiatives)	6.38	10/1/36	1,500,000		1,686,660
				8,549,533
West Virginia - .5%
The County Commission of Harrison County, SWDR (Allegheny Energy Supply Company, LLC Harrison Station Project)	5.50	10/15/37	1,000,000		1,042,690
Wisconsin - 2.8%
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/46	5,000,000		5,736,550
Wyoming - 1.1%
Wyoming Municipal Power Agency, Power Supply System Revenue	5.50	1/1/38	2,000,000		2,140,860
U.S. Related - 1.5%
Guam, LOR (Section 30)	5.75	12/1/34	1,500,000		1,670,295

Long-Term Municipal Investments - 145.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Related - 1.5% (continued)
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,250,000	1,265,688
				2,935,983

Total Investments (cost $262,250,849)			145.6%	294,010,552
Liabilities, Less Cash and Receivables			(20.8%)	(42,098,376)
Preferred Stock, at redemption value			(24.8%)	(50,000,000)
Net Assets Applicable to Common Shareholders			100.0%	201,912,176

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Collateral for floating rate borrowings.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, these securities amounted to $105,865,119, or 52.43% of net assets applicable to Common Shareholders.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Utility-Electric	23.2
Education	21.1
Utility-Water and Sewer	18.8
Transportation Services	18.4
Prerefunded	17.3
Special Tax	13.6
Health Care	13.4
State/Territory	6.2
Industrial	3.2
Pollution Control	2.0
Resource Recovery	1.4
Asset Backed	1.2
Housing	.9
City	.8
Other	4.1
145.6

† Based on net assets applicable to Common Shareholders.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	262,250,849	294,010,552
	Cash	422,240
	Interest receivable	4,303,714
	Prepaid expenses	20,243
		298,756,749
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 2(b)	160,963
	Payable for floating rate notes issued—Note 3	46,492,096
	Interest and expense payable related to floating rate notes issued—Note 3	73,278
	Commissions payable—Note 1	13,605
	Dividends payable to Preferred Shareholders	1,889
	Accrued expenses	102,742
		46,844,573
	Auction Preferred Stock, Series A and B, par value $.001 per share (2,000 shares issued and outstanding at $25,000 per share liquidation preference)—Note 1	50,000,000
	Net Assets Applicable to Common Shareholders ($)	201,912,176
	Composition of Net Assets ($):
	Common Stock, par value, $.001 per share (20,730,843 shares issued and outstanding)	20,731
	Paid-in capital	181,843,058
	Accumulated undistributed investment income—net	406,835
	Accumulated net realized gain (loss) on investments	(12,118,151)
	Accumulated net unrealized appreciation (depreciation) on investments	31,759,703
	Net Assets Applicable to Common Shareholders ($)	201,912,176
	Shares Outstanding
	(110 million shares authorized)	20,730,843
	Net Asset Value Per Share of Common Stock ($)	9.74

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Interest Income	6,837,356
Expenses:
Management fee—Note 2(a)	873,736
Interest and expense related to floating rate notes issued—Note 3	134,003
Directors’ fees and expenses—Note 2(c)	70,166
Commission fees—Note 1	55,836
Professional fees	49,531
Shareholders’ reports	21,682
Shareholder servicing costs	10,391
Custodian fees—Note 2(b)	9,902
Registration fees	8,333
Miscellaneous	26,895
Total Expenses	1,260,475
Investment Income—Net	5,576,881
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	2,060,982
Net unrealized appreciation (depreciation) on investments	2,461,906
Net Realized and Unrealized Gain (Loss) on Investments	4,522,888
Dividends to Preferred Shareholders	(79,184)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	10,020,585

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2016 (Unaudited)

Cash Flows from Operating Activities ($):
Interest received	7,244,078
Operating expenses paid	(1,162,661)
Dividends paid to Preferred Shareholders	(78,129)
Purchases of portfolio securities	(18,634,374)
Proceeds from sales of portfolio securities	23,831,061
Net Cash Provided by Operating Activities		11,199,975
Cash Flows from Financing Activities ($):
Floating rate notes redeemed	(5,000,000)
Dividends paid to Common Shareholders	(5,906,910)
Proceeds from dividends reinvested on Common Stock	71,801
Interest and expense related to floating rate notes issued paid	(175,077)
Net Cash Used in Financing Activities		(11,010,186)
Increase in cash		189,789
Cash at beginning of period		232,451
Cash at end of period		422,240
Reconciliation of Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations		10,020,585
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities ($):
Decrease in investments in securities, at cost		3,135,705
Decrease in interest receivable		139,655
Increase in prepaid expenses		(12,924)
Decrease in commissions payable and accrued expenses		(31,896)
Increase in Due to The Dreyfus Corporation and affiliates		8,630
Increase in dividends payable to Preferred Shareholders		1,055
Interest and expense related to floating rate notes issued		134,003
Net unrealized appreciation on investments		(2,461,906)
Net amortization of premiums on investments		267,068
Net Cash Provided by Operating Activities		11,199,975
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		71,801

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment income—net	5,576,881	11,378,156
Net realized gain (loss) on investments	2,060,982	708,320
Net unrealized appreciation (depreciation) on investments	2,461,906	(1,924,618)
Dividends to Preferred Shareholders	(79,184)	(63,684)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	10,020,585	10,098,174
Dividends to Common Shareholders from ($):
Investment income—net	(5,906,910)	(13,052,793)
Capital Stock Transactions ($):
Dividends reinvested	71,801	83,715
Increase (Decrease) in Net Assets from Capital Stock Transactions	71,801	83,715
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	4,185,476	(2,870,904)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	197,726,700	200,597,604
End of Period	201,912,176	197,726,700
Undistributed investment income—net	406,835	816,048
Capital Share Transactions (Common Shares):
Shares issued for dividends reinvested	7,444	8,649

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended March 31, 2016		Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	9.54	9.68	9.00	10.43	9.44	9.67
Investment Operations:
Investment income—net[a]	.27	.55	.59	.58	.62	.66
Net realized and unrealized gain (loss) on investments	.22	(.06)	.72	(1.37)	1.01	(.26)
Dividends to Preferred Shareholders from investment income—net	(.00)[b]	(.00)[b]	(.00)[b]	(.01)	(.01)	(.01)
Total from Investment Operations	.49	.49	1.31	(.80)	1.62	.39
Distributions to Common Shareholders:
Dividends from investment income—net	(.29)	(.63)	(.63)	(.63)	(.63)	(.62)
Net asset value, end of period	9.74	9.54	9.68	9.00	10.43	9.44
Market value, end of period	9.69	9.45	9.09	8.67	11.14	9.55
Total Return (%)[c]	5.65[d]	11.15	12.46	(17.00)	24.26	2.85

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended March 31, 2016		Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets applicable to Common Stock[e]	1.26[f]	1.25	1.28	1.27	1.26	1.29
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[e]	.13[f]	.16	.16	.10	.09	.09
Ratio of net investment income to average net assets applicable to Common Stock[e]	5.59[f]	5.70	6.33	5.83	6.27	7.33
Ratio of expenses to total average net assets	1.01[f]	1.00	1.00	.93	.93	.92
Ratio of interest and expense related to floating rate notes issued to total average net assets	.11[f]	.13	.13	.07	.07	.06
Ratio of net investment income to total average net assets	4.47[f]	4.56	4.95	4.30	4.59	5.21
Portfolio Turnover Rate	9.62[d]	11.17	10.97	18.89	18.69	22.73
Asset Coverage of Preferred Stock, end of period	504	495	501	390	388	360
Net Assets applicable to Common Shareholders, end of period ($ x 1,000)	201,912	197,727	200,598	186,506	215,760	194,785
Preferred Stock Outstanding, end of period ($ x 1,000)	50,000	50,000	50,000	64,300	75,000	75,000
Floating Rate Notes Outstanding, end of period ($ x 1,000)	46,492	51,492	51,492	43,617	26,495	26,495

a Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c  Calculated based on market value.

d Not annualized.

e Does not reflect the effect of dividends to Preferred Shareholders.

f Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DMF.

The fund has outstanding 1,000 shares each of Series A and Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	294,010,552	-	294,010,552
Liabilities ($)
Floating Rate Notes††	-	(46,492,096)	-	(46,492,096)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 30, 2016, the Board declared a cash dividend of $.045 per share from investment income-net, payable on April 29, 2016 to Common Shareholders of record as of the close of business on April 13, 2016.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2016, for each Series of APS were as follows: Series A–0.430% and Series B–0.474%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2016 for each Series of APS were as follows: Series A–0.32% and Series B–0.31%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $14,345,897 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. If not applied, $298,941 of the carryover expires in fiscal year 2016, $1,246,519 expires in fiscal year 2017 and $2,354,251 expires in fiscal year 2018. The fund has $2,527,720 of post-enactment short-term capital losses and $7,918,466 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: tax-exempt income $13,116,477. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .70% of the value of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2016, there was no expense reimbursement pursuant to the Agreement

(b) The fund compensates The Bank of New York Mellon , a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2016, the fund was charged $9,902 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended March 31, 2016, the fund was charged $3,176 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $148,297, custodian fees $9,490 and Chief Compliance Officer fees $3,176.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2016, amounted to $23,634,374 and $23,831,062, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater

Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2016 was approximately $48,992,100, with a related weighted average annualized interest rate of .55%.

At March 31, 2016, accumulated net unrealized appreciation on investments was $31,759,703, consisting of $31,846,456 gross unrealized appreciation and $86,753 gross unrealized depreciation.

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
J. Charles Cardona †
Gordon J. Davis †	Portfolio Managers
Isabel P. Dunst †	Daniel A. Barton
Nathan Leventhal ††	Jeffrey B. Burger
Robin A. Melvin
Roslyn M. Watson
Benaree Pratt Wiley ††
† Interested Board Member	Manager
†† Auction Preferred Stock Directors	The Dreyfus Corporation

Officers	Custodian
President	The Bank of New York Mellon
Bradley J. Skapyak
Chief Legal Officer	Counsel
Bennett A. MacDougall	Stroock & Stroock & Lavan LLP
Vice President and Secretary
Janette E. Farragher	Transfer Agent,
Vice Presidents and Assistant Secretaries	Dividend Disbursing Agent
James Bitetto	and Registrar
Joni Lacks Charatan	Computershare Inc.
Joseph M. Chioffi	(Common Stock)
Maureen E. Kane	Deutsche Bank Trust Company America
Sarah S. Kelleher	(Auction Preferred Stock)
Jeff Prusnofsky
Stock Exchange Listing
Treasurer	NYSE Symbol: DMF
James Windels
Assistant Treasurers	Initial SEC Effective Date
Richard Cassaro	10/21/88
Gavin C. Reilly
Robert S. Robol	Auction Agent
Robert Salviolo	Deutsche Bank Trust Company America (Auction Preferred Stock)
Robert Svagna	(Auction Preferred Stock)
The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0424SA0316

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 19, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 19, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)